Supplement dated June 17, 2024
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Wanger Advisors Trust
Wanger International	May 1, 2024
Effective on or about September 3, 2024 (the Effective Date), the Fund's principal investment strategies, the Fund's primary and secondary benchmarks, and the advisory fee schedule will change. Accordingly, on the Effective Date, the Fund's Prospectus and Summary Prospectus will be revised as described below.
The first two paragraphs under the heading "Principal Investment Strategies" in the Summary Prospectus and in the "Summary of the Fund" and "More Information About the Fund" sections of the Prospectus will be superseded and replaced with the following:
Under normal circumstances, the Fund invests at least 65% of its net assets in foreign companies in developed markets (for example, Japan, France and the United Kingdom). The Fund also may invest up to 20% of its net assets in companies in emerging markets (for example, China, India and Brazil).
Under normal circumstances, the Fund invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations generally in the range of market capitalizations in the MSCI EAFE SMID Cap Growth Index (Net), the Fund's primary benchmark (the Index), at the time of purchase (between $1.8 million and $29.9 billion as of April 30, 2024). The market capitalization range and composition of companies in the Index are subject to change. As such, the size of the companies in which the Fund invests may change. The Fund determines a company’s market capitalization at the time of investment. As long as a majority of its net assets are invested in companies within the market capitalization range of the Index, the Fund may continue to hold and make new investments in a security even if the company’s market capitalization grows beyond the market capitalization of the largest company within the range of the Index or falls below the market capitalization of the smallest company within the Index. The Investment Manager from time to time emphasizes one or more sectors in selecting the Fund’s investments, including the industrials and information technology sectors.
The rest of each section will remain unchanged.
The first paragraph under the heading "Performance Information" in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus will be superseded and replaced with the following:
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with those of the MSCI EAFE SMID Cap Growth Index (Net), the Fund's primary benchmark, and those of the MSCI EAFE Index (Net), the Fund's secondary benchmark. The MSCI EAFE SMID Cap Growth Index (Net) captures mid- and small-cap securities exhibiting overall growth style characteristics across 21 developed market countries around the world, excluding the U.S. and Canada. The MSCI EAFE Index (Net) is an equity index that captures large- and mid-cap representation across 21 developed market countries around the world, excluding the U.S. and Canada. As of April 30, 2024, the MSCI EAFE Index (Net) had 766 constituents and covered approximately 85% of the free float-adjusted market capitalization in each country.
Effective September 3, 2024, the Fund compares its performance to that of the MSCI EAFE SMID Cap Growth Index (Net) and the MSCI EAFE Index (Net) (the New Indices). Prior to this date, the Fund compared its performance to that of the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) (the Former Indices). The Fund changed its primary and secondary benchmarks in connection with Board-approved changes to its principal investment strategies that became effective September 3, 2024. The Investment Manager believes that the New Indices provide more appropriate comparisons than the Former Indices for investors measuring the Fund's relative performance. Information on the Former Indices will be shown for a one-year transition period.
The Fund’s performance prior to September 3, 2024 reflects returns achieved pursuant to different principal investment strategies. If the Fund's current strategies had been in place for the prior periods, results shown would have been different.
The "Average Annual Total Returns" table under the heading "Performance Information" in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus will be superseded and replaced with the following:
SUP7062-0002_(06/24)

 Average Annual Total Returns (for periods ended December 31, 2023)

	Share Class Inception Date	1 Year	5 Years	10 Years
Returns before taxes	05/03/1995	16.95%	6.45%	3.50%
MSCI EAFE SMID Cap Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		14.26%	6.26%	4.42%
MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		18.24%	4.02%	8.16%
MSCI ACWI ex USA Small Cap Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		14.11%	7.71%	4.95%
MSCI ACWI ex USA Small Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		15.66%	7.89%	4.88%

The rest of the section will remain unchanged.
The information under the heading “Primary Service Provider Contracts – The Investment Manager” in the “More Information About the Fund" section of the Prospectus will be revised to add the following:
In June 2024, the Board approved a reduction in the advisory fee rates payable to the Investment Manager by the Fund. The new advisory fee, which is effective September 3, 2024, is equal to a percentage of the Fund’s average daily net assets equal to 1.10% on the first $100 million, 0.94% from $100 million to $250 million, 0.90% from $250 million to $500 million, 0.74% from $500 million to $1 billion, and 0.72% for $1 billion and over.
The rest of the section will remain unchanged.
Shareholders should retain this Supplement for future reference.

SUP7062-0002_(06/24)